SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): March 29, 2000


                                 THE KNOT, INC.
             (Exact name of Registrant as specified in its charter)

Delaware                        000-28271                    133895178
(State or other            (Commission File No.)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


                462 Broadway, 6th Floor, New York, New York 10013
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 219-8555


                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         Pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 1, 2000, by and among the The Knot ("The Knot"), Knot
Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of The Knot ("Buyer") and Weddingpages, Inc., a Delaware corporation ("Weddingpages"), a copy of which is attached hereto as Exhibit 2.1 and incorporated herein for all purposes, Buyer merged with and into Weddingpages on March 29, 2000 (the "Merger"), with Weddingpages surviving the Merger. The Merger will be accounted for under the purchase method of accounting.

         The Merger is to be effected through the conversion of each share of common stock and class A common stock of Weddingpages (each, a "Common Share") outstanding immediately prior to the consummation of the Merger into the right to receive in cash an amount equal to $1.78. Of that $1.78 per share, $.10 per share will be held in an escrow account pursuant to the terms of an escrow arrangement described in the Merger Agreement. The amount retained in the escrow account will be subject to certain deductions in the event of third party claims against certain indemnified parties.

         Prior to the Merger, Weddingpages' business consisted of publishing local wedding publications designed to match the local bride with local wedding professionals. The Knot intends to continue to conduct such business in substantially the same manner as conducted prior to the Merger.

         The Knot financed the cash portion of the purchase price for the Merger with a portion of the proceeds from its December 1999 initial public offering.

         A copy of the press release announcing the closing of the merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHBITS

        (a)         FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for The Knot to provide the financial statements required by this
Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date this Current Report must be filed.

        (b)         PRO FORMA FINANCIAL INFORMATION

         As of the date of filing of this Current Report Form 8-K, it is impracticable for The Knot to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date this Current Report must be filed.


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        (c)         EXHIBITS

EXHIBIT NO.                  DESCRIPTION OF EXHBIT

2.1                          Agreement and Plan of Merger,  dated as of February
                             1,  2000  by  and   among   The  Knot,   Buyer  and
                             Weddingpages

99.1                         Press Release dated March 30, 2000


























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                                    SIGNATURE



         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 7, 2000                The Knot, Inc.


                                    By:   /S/ DAVID LIU
                                          ____________________________
                                          David Liu
                                          President, Chief Executive Officer
                                          and Chairman of the Board





























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                                  EXHIBIT INDEX

       Exhibit Reference
            Number                  Exhibit Description
       -----------------            --------------------
              2.1                   Agreement  and Plan of  Merger,  dated as of
                                    February  1,  2000 by and  among  The  Knot,
                                    Buyer and Weddingpages

              99.1                  Press Release dated March 30, 2000

































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